A Leading Immunotherapy Biotech Company Broadest Late-Stage Clinical Platform of Antibody Cytokine Fusion Proteins, Albumin-Linked Chemo-Immunomodulators, Vaccine Vectors and Natural Killer cells NASDAQ:IBRX Exhibit 99.1

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) potential adverse effects or changes to relationships with employees, suppliers or other parties resulting from the completion of the merger , (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger, (iii) unexpected costs, charges or expenses resulting from the merger, (iv) uncertainty of the expected financial performance of the combined company following completion of the merger, including the possibility that the expected synergies and value creation from the merger will not be realized or will not be realized within the expected time period, (v) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (vi) inability to retain and hire key personnel, and (vii) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or ImmunityBio’s operations or operating expenses. More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2021 and in subsequent filings made by ImmunityBio with the SEC, which are available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information in this press release, except to the extent required by law. Forward Looking Statements

ImmunityBio: A Leading Immunotherapy Company 17 First in Human Immunotherapy Molecules and cells 40 Phase I / II / III Clinical Trials 1,800+ Patients Studied 25 Phase II / III Clinical Trials 400,000 Square Feet of Manufacturing and R&D Facilities 3 Trillion Over 3 Trillion Natural Killer Cells Manufactured to Date > Antibody Cytokine Fusion Proteins A Leading Immunotherapy Platform in Oncology & Infectious Diseases Chemo Immuno Modulators Vaccine Technologies Natural Killer Cells NASDAQ: IBRX 2035+ Worldwide Patents Extending to 2035 and Beyond

Highly Experienced Management Team with Proven Track Record Patrick Soon-Shiong, MD Executive Chairman David Sachs, MBA Chief Financial Officer Rich Adcock, MBA Chief Executive Officer Bobby Reddy, MD Chief Medical Officer Lennie Sender, MD Chief Operating Officer Fabio Benedetti, MD Chief Strategy Officer Shahrooz Rabizadeh, PhD Chief Scientific Officer Fusion Protein & Neoepitope Kayvan Niazi, PhD Chief Science Officer Immunology and Vaccinology Elizabeth Gabitzsch Vice President, Vaccines Sarah Singleton Chief Communications Officer Hans Klingemann, MD, PhD Chief Scientific Officer Cellular Therapy Manju Saxena, PhD Vice President, Product Dev Cell Therapy Program Sylvain Roy Vice President, Manufacturing Barry Simon, MD Chief Corporate Affairs Officer

A Leading Immunotherapy Platform in Oncology and Infectious Diseases Aldoxorubicin Anktiva (N-803) Adenovirus (hAd5) Antibody Cytokine Fusion Proteins Activating NK & T Cells Albumin-Bound Immuno-Modulators Tumoricidal Macrophages Vaccine Technologies Memory T Cells Mechanism of Action Core Modalities Lead pH- Sensitive Hydrazine Linker Albumin-binding site Cytokine Cytokine Fusion Antibody (IgG1) Natural Killer (NK) Natural Killer Off-the-Shelf NK Cells Autologous Memory ceNK hAd5

ImmunityBio’s Immunotherapy Platform: Antibody Cytokine Fusion Proteins Anktiva (N-803) Antibody Cytokine Fusion Proteins Activating NK & T Cells Mechanism of Action Core Modalities Lead Cytokine Cytokine Fusion Antibody (IgG1)

ImmunityBio’s Immunotherapy Platform: Albumin-Bound Immuno-Modulators Aldoxorubicin Albumin-Bound Immuno-Modulators Tumoricidal Macrophages Mechanism of Action Core Modalities Lead pH- Sensitive Hydrazine Linker Albumin-binding site

ImmunityBio’s Immunotherapy Platform: Vaccine Technologies Adenovirus (hAd5) Vaccine Technologies Memory T Cells Mechanism of Action Core Modalities Lead hAd5

ImmunityBio’s Immunotherapy Platform: Natural Killer Cell Therapy Mechanism of Action Core Modalities Lead Natural Killer (NK) Natural Killer Off-the-Shelf NK Cells Autologous Memory ceNK 1 2 3

A Leading Immunotherapy Platform in: I. Solid Tumors

A Leading Immunotherapy Platform in: I. Solid Tumors (Continued)

A Leading Immunotherapy Platform in:

II. Liquid Tumors (Oncology)

Liquid	Phase	Target Indication	Preclinical	Ph I	Ph II	Ph III	Anktiva	NK Cells	
iNHL	I / II	Relapsed / Refractory Indolent Non-Hodgkin's Lymphoma	Single Arm, Phase 1 / 2, iNHL				Anktiva		NCT02384954
Multiple Myeloma	I / II	Relapsed or Refractory Multiple Myeloma	Single Arm Phase 1 / 2, Multiple Myeloma				Anktiva		NCT02099539
	I	Multiple Myeloma & Lymphoma Relapse after Transplantation	Single Arm, Phase 1,		Lymphoma & MM			aNK	NCT00990717
Lymphomas, AML, MDS	I	Hematological Malignancies Relapse After Allogenic Transplantation	Single Arm, Phase 1,		Liquid Tumors		Anktiva		NCT01885897
	II	Adults w/ Relapsed or Refractory AML	Single Arm, Phase 2, AML				Anktiva		NCT03050216
	I	Acute Myeloid Leukemia & Lymphomas	Single Arm, Phase 1, AML & Lymphomas				Anktiva	Donor NK	NCT02890758
	II	Acute Myeloid Leukemia & Myelodysplastic Syndrome (MDS) Relapsed Prophylaxis	Single Arm, Phase 2, AML and MDS				Anktiva		NCT02782546
	I / II	Cytokine Induced Memory Like NK Cell After Hematopoietic Transplantation	Single Arm, Phase 1 / 2, AML				Anktiva	M-ceNK	NCT02989844
	I / II	Acute Myeloid Leukemia or Myelodysplastic Syndrome (MDS)	Single Arm, Phase 1 / 2, AML, MDS				Anktiva	M-ceNK	NCT01898793
	I	Diffuse Large B Cell Lymphoma	Single Arm, Phase 1, IND Authorized					CD-19 t-haNK	NCT04052061

ImmunityBio – March 2021

A Leading Immunotherapy Platform in: III. Infectious Diseases

A Leading Immunotherapy Platform in:

IV. Pre-Clinical & Pre-IND Pipeline

Platforms	Phase	Product Description	Preclinical	Pre-IND	IND Filed	IND Auth	Fusion Proteins	Adenovirus	Natural Killer
Antibody Cytokine Fusion Proteins	Pre-IND	IL-15 Superagonist + Anti CD20 Fusion Protein	N-820				N-820: IL-15 / CD20		
	Pre-IND	IL-15 Superagonist + Anti PD-L1 Fusion Protein	N-809				N-809: IL-15 / PD-L1		
	Pre-IND	Tumor Necrosis Targeting (TNT) TNT + TGFb Trap Fusion Protein	N-830				N-830: TNT / TGFb		
	Pre-IND	Tumor Necrosis Targeting (TNT) TNT + IL-12 Fusion Protein	N-812				N-812: TNT / IL-12		
NK Platform	Pre-IND	HER2 t-haNK	HER2 t-haNK						HER2 t-haNK
	Pre-IND	EGFR t-haNK	EGFR t-haNK						EGFR t-haNK
	Pre-IND	TxM Induced M-ceNK	M-ceNK				TxM IL-12 / IL-18 / IL-15		M-ceNK
	Pre-IND	Nanatinostat – Epigenetic Modifier	Nanatinostat						
Peptides	Pre-IND	M2 Macrophage Polarizer to M1	RP-182				RP-182		
Adenovirus	Pre-IND	hAd5 Human Papillomavirus (HPV)	hAd5 E6/E7					hAd5 E6/E7	
	Pre-IND	hAd5 to N-803	hAd5 N-803					hAd5 N-803	
	Pre-Clin	hAd5 Influenza	hAd5 HA/M					hAd5 HA / M	
	Pre-Clin	hAd5 COVID-19 ACE2 Decoy	hAd5 ACE2					hAd5 ACE2 Decoy	
MSC	Phase 1	Mesenchymal Stem Cell w/ GMP-in-a-Box	MSCs w/ GMP-in-a-Box						Mesenchymal Stem Cells (MSC)

ImmunityBio – March 2021

A Leading Immunotherapy Platform in: I. Solid Tumors

Bladder Cancer Updated March 2021

Overview of Non-Muscle Invasive Bladder Cancer (NMIBC) High rates of progression and recurrence for NMIBC make it one of the most expensive cancer to treat Current standard of treatment is Transurethral resection of bladder tumor (TURBT), with or without intravesical therapy Intravesical BCG is commonly used as an adjuvant treatment after TURBT for intermediate-high-risk NMIBC – side effects are common Patients who have failed BCG therapy require radical cystectomy with urinary diversion or chemotherapy and radiation Only 50% of patients undergoing radical cystectomy will survive at 5 years BCG Administered Intravesically Intravesical BCG BCG + Anktiva Administered Intravesically Intravesical BCG Anktiva Bladder Catheter Medication Bladder Catheter Medication Current Standard of Care ImmunityBio’s Approach BREAKTHROUGH THERAPY DESIGNATION for BCG-Unresponsive NMIBC CIS 80k Annual New Cases 18k Annual Deaths

Phase I Results in NMIBC

Anktiva + BCG in High-Risk NMIBC – Phase I Results

Dose (intravesicular instillation)	Patient	Stage	Response Assessments							
			W12	6M	9M	12M	15M	18M	21M	24M
100 µg	1	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
	2	Pap Ta	CR*	CR	CR	CR	CR	CR	CR	CR
	3	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
200 µg	4	Pap T1	IC	CR*	CR	CR	CR	CR	CR	CR
	5	CIS	IC	IC	IC	CR	CR	CR	CR	CR
	6	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
400 µg	7	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
	8	CIS	CR*	CR	CR	CR	CR	CR	CR	CR**
	9	Pap Ta	CR*	CR	CR	CR	CR	CR	CR	CR

Data as of Feb 2018

CR – Complete Response
CR* – No Recurrence (NR) in Papillary Disease
CR** – Negative Cystoscopy Inconclusive Cytology

FDA granted Fast Track Designation to the pivotal trial based on this Phase I data.

Standard of Care historical response rate is **58-81% at 3-6 months post BCG alone**

9 of 9 (100%) Patients Disease-Free at 24 Months

ImmunityBio – March 2021

18

Phase II / III Data in BCG-Unresponsive NMIBC CIS Ongoing Study 80 patients accrued to date (fully accrued) Results: 51 CRs at any time have been reached CR Rate at Any Time of 71% (95% CI: 59%, 81%) Overall SAE rate of 11%, no treatment-related SAEs Individual SAE events were all ≤ 1% Primary Endpoint | Complete Response at Any Time Secondary Endpoint | Duration of Complete Response Updated Jan 2021 Primary Endpoint: CR at any time, with lower bound of 95% CI ≥ 20% To meet the primary endpoint, 24 out of 80 patients must have had a CR at any time 1H 2021: Initial FDA Readout Ph II / III BCG Unresponsive NMIBC Carcinoma In-Situ CIS 2nd Line 2H 2021: CIS BLA Filing Ph II / III BCG Unresponsive NMIBC Anticipated Next Steps Duration of CR at 12 months 56% (95% CI: 38.8%, 70.3%) probability of patients maintaining CR for 12 months Duration of Complete Response Safety Population – Cohort A (CIS) 12 Months 56% 95% CI (38.8%, 70.3%)

Drug N CR Rate at Anytime Median Duration of CR in responders Median follow up (months) Cystectomy Free Rate to date % with Extra Vesical Disease Anktiva (N-803) 80 71% 19.2 Months* 10.7 88% 1 Pembrolizumab1 97 41% 16.2 Months 24.1 63% 3 Nadofaragene2 103 53% 9.7 Months 19.7 71% 1 1. ODAC: https://www.fda.gov/media/133542/download, ASCO 2020 2. Boorjian et al. Lancet 2020 Late-Breaking Presentation ASCO GU 2021 (Feb 12) *Kaplan-Meier estimate Presented by Dr. Karim Chamie (UCLA) https://meetinglibrary.asco.org/record/195299/abstract A historical comparison. Not a head to head comparison

Efficacy & Safety in Patients with BCG-Unresponsive NMIBC CIS in QUILT-3.032 and Historical Comparison to Keytruda Efficacy Endpoints KEYNOTE-057 Keytruda QUILT-3.032 Anktiva + BCG CR Rate (95% CI) At any time or 3 months 41% (31%, 52%) 71% (59%, 81%) Duration of Response in Responding Patients Median Duration of CR in Months (range) 16.2 (0.0+ – 26.8) 19.2 (0.0+ – 26.4) Cystectomy Free Rate % Cystectomy Free 63% 89% Immune-Mediated Adverse Event KEYNOTE-057 Keytruda QUILT-3.032 Anktiva + BCG Any Immune-Mediated AE 21% 0 Grade 3-5 Immune-Mediated AEs 3% 0 Any Immune-Mediated SAE 5% 0 Discontinuation due to Immune-Mediated AEs 4% 0 Discontinuation due to Immune-Mediated SAEs 2% 0 Approved Jan 2020 A historical comparison. Not a head to head comparison

Pancreatic Cancer Updated March 2021

Phase 1/2 Trial of haNK + PD-L1 in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer NCT03329248 (Closed) QUILT 3.039, 3.060, 3.070, 3.080 NANT Cancer Vaccine Preliminary Data Lock Patients (2nd Line or Greater) Weeks of Follow Up or Until Death 1 2 3 4 5 6 7 8 9 10 11 12 2nd Line or Greater Metastatic Pancreatic Cancer Historical >2L Survival Rate (12 weeks)1 haNK + PD-L1 Inhibitor (Avelumab) Median Overall Survival = 8.0 months (95% CI: 5.0, 12.3) haNK + PD-L1 inhibitor (Avelumab) in Metastatic Pancreatic Cancer Median Overall Survival 8.0 Months

Exploratory Trial of PD-L1 t-haNK in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer Weeks of Follow Up or Until Death Patient alive at last follow-up Patients (2nd Line or Greater) 2nd Line or Greater Metastatic Pancreatic Cancer Median Overall Survival = Not Reached to Date (Jan 2020) PD-L1 t-haNK PD-L1 t-haNK Favorable to haNK + PD-L1 inhibitor (Avelumab) in Metastatic Pancreatic Cancer Median Overall Survival to Date (As of Jan 2020) Not Reached Historical >2L Survival Rate (12 weeks)

PD-L1 t-haNK + Chemo Immunomodulation in Locally Advanced or Metastatic Pancreatic Cancer (QUILT-88)

Actively Enrolling

Phase 2 Trial of PD-L1 t-haNK in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer

NCT04390399 (QUILT-88) N=248



Aldoxorubicin HCl, N-803 and PD-L1 t-haNK
Clinical Trial Protocol: QUILT-88 Amendment 3
ImmunityBio, Inc.

OPEN-LABEL, RANDOMIZED, COMPARATIVE PHASE 2 STUDY OF COMBINATION IMMUNOTHERAPY PLUS STANDARD-OF-CARE CHEMOTHERAPY VERSUS STANDARD-OF-CARE CHEMOTHERAPY FOR THE TREATMENT OF LOCALLY ADVANCED OR METASTATIC PANCREATIC CANCER

Status: Enrolling • **Cohort A** 1st Line therapy (Randomized)
Enrolling • **Cohort B** 2nd Line therapy (Randomized)
Enrolling • **Cohort C** 3rd Line or greater therapy (Single-Arm)

This is a Phase 2, three-cohort (2 randomized and 1 single-arm), open-label study to evaluate the comparative efficacy and overall safety of standard-of-care chemotherapy versus standard-of-care chemotherapy in combination with **Aldoxorubicin, N-803, and PD-L1 t-haNK** in subjects with locally advanced or metastatic pancreatic cancer. Each treatment setting (ie, first line maintenance, second line, or third line or greater) will be evaluated independently as a separate cohort.

Data as of Jan 2021:
18 accrued to date in 3rd Line or Greater (Single Arm) – Cohort C
15 Alive to Date


PD-L1 t-haNK
Patient alive at last follow-up
Death of patient
W Patient withdrew from study
NCT04390399 (QUILT-88) N=248
15 out of 18 Patients Alive to Date (as of Jan 2021)
W
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
Patients (2nd Line or Greater)
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
Days of Follow Up or Until Death

ImmunityBio – March 2021
25

Lung Cancer Updated March 2021

Phase IIb Data in Lung Cancer 2nd and 3rd Line NSCLC (QUILT 3.055) In Discussions with Lung-MAP As of December 2020 Shows preliminary evidence of long-term stable disease in 2L/3L NSCLC patients who previously progressed Patients Receiving Checkpoint + Anktiva Tumor Response Over Time - NSCLC Subjects QUILT 3.055 is an ongoing Phase IIb, basket trial of 11 anatomical tumor types of combination Anktiva + checkpoint 131 patients have been enrolled to date 81 / 131 of these have lung cancer (78 NSCLC and 3 SCLC) 1H 2021: Data lock anticipated for the QUILT 3.055 lung cancer cohorts In Discussions with Lung-MAP Anticipated Next Steps Multi-Cohort Basket and Status Change in Target Lesion From Baseline Point of Progression (%) 0 point baseline represents patients who were actively progressing on CPI prior to enrollment of study with Anktiva + CPI

Anktiva as the Backbone to Checkpoint Therapy Registrational Trial: Anktiva + Checkpoint in First Line Lung Cancer (QUILT 2.023)

	Phase	Target Indication	Pre-clinical	Ph I	Ph II	Ph III	Fusion Proteins	Aldoxorubicin	Adenovirus	Natural Killer
Lung	III	1L Squamous & Non-Squamous Non-Small Cell Lung Cancer CPI Alone					✓ Anktiva			
	III	1L Non-Small Cell Lung Cancer CPI + Concurrent Chemo					✓ Anktiva			
	IIb	2L or Greater Checkpoint Relapsed Non-Small Cell Lung Cancer					✓ Anktiva			✓ PD-L1 t-haNK

1L Squamous & Non-Squamous Non-Small Cell Lung Cancer CPI Alone

N = 726

First Line

Stage 3 or Stage 4 NSCLC with PD-L1 Expression (TPS ≥ 1%)

Stratify:
- Squamous vs non-squamous
- PD-L1 expression (TPS ≥ 50% vs 1-49%)

Randomize 1:1

Control Arm
- **Pembrolizumab** (200 mg IV infusion) Every 3 Weeks

Experimental Arm
- **Pembrolizumab** (200 mg IV infusion) Every 3 Weeks

\+
- Anktiva (15 ug/kg subcutaneous) Every 3 Weeks

1L Non-Small Cell Lung Cancer CPI + Concurrent Chemo

N = 404

First Line Squamous NSCLC

Stage 3 or Stage 4 NSCLC with PD-L1 Expression (TPS ≥ 1%)

Stratify:
- Squamous vs non-squamous
- PD-L1 expression (TPS ≥ 50% vs 1-49%)

Randomize 1:1

Control Arm

Squamous NSCLC
- Induction Phase: Carboplatin + Taxane + **Pembrolizumab**
- Maintenance Phase: **Pembrolizumab**

Experimental Arm

Squamous NSCLC
- Induction Phase: Carboplatin + Taxane + **Pembrolizumab + Anktiva**
- Maintenance Phase: **Pembrolizumab + Anktiva**

1L Non-Small Cell Lung Cancer CPI + Concurrent Chemo

N = 408

First Line Non-Squamous NSCLC

Stage 3 or Stage 4 NSCLC with PD-L1 Expression (TPS ≥ 1%)

Stratify:
- Squamous vs non-squamous
- PD-L1 expression (TPS ≥ 50% vs 1-49%)

Randomize 1:1

Control Arm

Non-Squamous NSCLC
- Induction Phase: Platinum + Pemetrexed + **Pembrolizumab**
- Maintenance Phase: Pemetrexed + **Pembrolizumab**

Experimental Arm

Non-Squamous NSCLC
- Induction Phase: Platinum + Pemetrexed + **Pembrolizumab + Anktiva**
- Maintenance Phase: Pemetrexed + **Pembrolizumab + Anktiva**

Actively Enrolling

ImmunityBio – March 2021 28

Checkpoint Failure Basket Trial – 135 Patients Enrolled Phase IIb: Multi-Cohort Basket Trial of CPI Failures Enrolled Patients

Triple Negative Breast Cancer (TNBC) Updated March 2021

Triple Negative Breast Cancer Phase Ib/II IND Filing by Q1 2021 for Randomized Phase 3 in TNBC Q1 2021: Protocol completed for Phase 3 TNBC Q3 2021: Confirm registrational protocol design Anticipated Next Steps ORR:67% Median PFS: 14.3 months Median OS: 20.2 months 89% (8/9) Subjects with Disease Control NantKwest Phase 1b / 2 TNBC Data (2nd Line or Greater) Phase 3: Open-label, randomized, controlled, phase 3 trial of sacituzumab versus sacituzumab plus Anktiva and PD-L1 t-haNK for the treatment of subjects with advanced triple-negative breast cancer after prior therapy. Planned N=374 (N=187 per Arm), Randomized 1:1, TNBC >2 Prior Treatments for Metastatic Disease ORR was 33.3% (95% CI: 24.6, 43.1) Median response duration was 7.7 months (95% CI: 4.9, 10.8) April 2020 A historical comparison. Not a head to head comparison

Metastatic Colon Cancer Updated March 2021

Adenovirus Experience in Colon Cancer

Solid Tumors	Phase	Target Indication	Preclinical	Ph I	Ph II	Ph III	Anktiva	Adenovirus
Colon	I	CEA Expressing Tumors	Single Arm, Phase 1, CEA				✓Anktiva	✓ hAd5-CEA
	II	3L Metastatic Colon Cancer	Single Arm, Phase 2, 3L Colon					✓ hAd5-CEA
	II	Metastatic or Unresectable Colon Cancer	Randomized, Phase 2, 2L or Greater Colon, NCI					✓ hAd5-CEA



Percent Survival Proportion
100
80
60
40
20
0
0
4
8
12
16
20
24
28
Months

HHS Public Access
Author manuscript
Cancer Immunol Immunother. Author manuscript; available in PMC 2016 August 01.

Published in final edited form as:
Cancer Immunol Immunother. 2015 August ; 64(8): 977–987. doi:10.1007/s00262-015-1706-4.

Extended evaluation of a Phase 1/2 trial on dosing, safety, immunogenicity, and overall survival after immunizations with an advanced generation Ad5 [E1-, E2b-]-CEA(6D) vaccine in late stage colorectal cancer

- Kaplan-Meier survival plot on long-term overall survival of metastatic colorectal cancer patients immunized 3 times with the highest doses of our vaccine candidate, demonstrating a **median survival of 13 months**, with 19% of patients surviving 28-months.
- Cytolytic T cell responses increased after immunizations and cell-mediated immune (CMI) responses were induced
- Preliminary results revealed that activated CD4+ and CD8+ T cells were detected in a post-immunization sample exhibiting high CMI activity.
- While no head-to-head studies have been performed, this data compares favorably to historical controls of patients with late-stage metastatic colorectal cancer.
- In light of these favorable results, we are exploring a trial in late-stage colorectal cancer patients

ImmunityBio – March 2021

33

Liquid Tumors Updated March 2021

A Leading Immunotherapy Platform in:

II. Liquid Tumors (Oncology)

Liquid	Phase	Target Indication	Preclinical	Ph I	Ph II	Ph III	Anktiva	NK Cells	
iNHL	I / II	Relapsed / Refractory Indolent Non-Hodgkin's Lymphoma	Single Arm, Phase 1 / 2, iNHL				Anktiva		NCT02384954
Multiple Myeloma	I / II	Relapsed or Refractory Multiple Myeloma	Single Arm Phase 1 / 2, Multiple Myeloma				Anktiva		NCT02099539
	I	Multiple Myeloma & Lymphoma Relapse after Transplantation	Single Arm, Phase 1,		Lymphoma & MM			aNK	NCT00990717
Lymphomas, AML, MDS	I	Hematological Malignancies Relapse After Allogenic Transplantation	Single Arm, Phase 1,		Liquid Tumors		Anktiva		NCT01885897
	II	Adults w/ Relapsed or Refractory AML	Single Arm, Phase 2, AML				Anktiva		NCT03050216
	I	Acute Myeloid Leukemia & Lymphomas	Single Arm, Phase 1, AML	& Lymphomas			Anktiva	Donor NK	NCT02890758
	II	Acute Myeloid Leukemia & Myelodysplastic Syndrome (MDS) Relapsed Prophylaxis	Single Arm, Phase 2, AML and MDS				Anktiva		NCT02782546
	I / II	Cytokine Induced Memory Like NK Cell After Hematopoietic Transplantation	Single Arm, Phase 1 / 2, AML				Anktiva	M-ceNK	NCT02989844
	I / II	Acute Myeloid Leukemia or Myelodysplastic Syndrome (MDS)	Single Arm, Phase 1 / 2, AML, MDS				Anktiva	M-ceNK	NCT01898793
	I	Diffuse Large B Cell Lymphoma	Single Arm, Phase 1, IND Authorized					CD-19 t-haNK	NCT04052061

ImmunityBio – March 2021

Liquid Tumor Experience: Non-Hodgkin’s Lymphoma NCT02384954 In the SQ dose finding, overall response rate (ORR) was 67% (8 of 12) in the SQ cohort. The majority of patients experienced reductions in the size of their lymph nodes. In the highest dose of SQ cohort, for patients with anti-CD20 mAb sensitive disease, the ORR in the SQ cohort was 78% (7 of 9). In the SQ cohort of the 7 who responded, 7 of 7 (100%) responses were complete remissions (CR).

A Leading Immunotherapy Platform in: III. Infectious Diseases

COVID-19 Updated March 2021

ImmunityBio, A Leading 2nd Generation COVID-19 Vaccine

Addressing the Limitations of First Generation Vaccines

hAd5 S + N as the Universal T Cell Boost



Antigenic drift

Broader protection

Protection from Covid-19 mutations.

Dual construct approach S+N

Quad immunity

Enhanced protection

Antibody and T cell.

Mucosal and systemic immunity

Thermally stable

Global distribution

Distribution by mail.

Cold-chain free distribution means global market can be addressed

Oral delivery

Self-administration

No healthcare worker required.

No needles

No plastics, vials.

Repeat dosing

Reuse of vector

Oral dosing means no treatment limiting anti-vector immune response unlike injected administration.

E2b- deletion

ImmunityBio – March 2021

ImmunityBio

One Vaccine, Three Routes of Protection Second Generation Universal Boost to S-Based Vaccines hAd5 S+N Subcutaneous hAd5 S+N Oral Capsule hAd5 S+N Oral Sublingual In-House Large Scale hAd5 GMP Manufacturing Capacity

hAd5 S+N: NHP Challenge Study – Operation Warp Speed

Antibodies

Anti-Spike IgG levels rise sharply after oral dosing



Geometric mean
Geometric mean (OD 450 nm)
SC + Oral
Placebo
0
14
21
28
35
42
SC
Oral
Oral
Study Day
Prime & Boost Vaccination

T cells

Induction of memory T cell ($CD4^+$) response to both antigens



ELISpot Interferon-γ
IFN-γ secretion/1 x 10⁶ cells
S1 + S2
N
Placebo
SC + Oral
0
14
35
0
14
35
Study Day

Protection

Rapid clearance of SARS-CoV-2 from nasal and airway tissue



Viral Replication (sgRNA)
Geometric Mean Viral sgRNA (gene copies/mL)
Placebo
SC + Oral
Complete Inhibition of Viral Replication
Day Post-Challenge
Viral Challenge (Day 0)
TCID50 1E6 Intratracheal

In collaboration with:

NIH National Institute of Allergy and Infectious Diseases · BARDA · NIH National Institutes of Health · BATTELLE

3/17/2021 Gabitzsch E, *et al.*, (2020) https://doi.org/10.1101/2020.12.08.416297

ImmunityBio – March 2021

ImmunityBio 42

2009-2020 Clinical Experience with Second Generation E2b-Deleted Human Ad5 (hAd5) Humoral and Cell Mediated Immunity Even in the Presence of Previous Adeno Immunity

hAd5: Cell Mediated Immunity Focus

INFECTIOUS hAd5 EXPERIENCE

H1N1 Pandemic - 2009

NIH Public Access
Author Manuscript

Control of SIV infection and subsequent induction of pandemic H1N1 immunity in rhesus macaques using an Ad5 [E1-, E2b-] vector platform

HIV - 2009

Novel Adenovirus type 5 vaccine platform induces cellular immunity against HIV-1 Gag, Pol, Nef despite the presence of Ad5 immunity

H1N1 Pandemic - 2009

Vaccine
journal homepage: www.elsevier.com/locate/vaccine

Prevention of influenza virus shedding and protection from lethal H1N1 challenge using a consensus 2009 H1N1 HA and NA adenovirus vector vaccine

SIV - 2011

NIH Public Access
Author Manuscript

Induction and Comparison of SIV immunity in Ad5 Naïve and Ad5 Immune Non-human Primates using an Ad5 [E1-, E2b-] based vaccine

Lassa Fever - 2019

Vaccine
journal homepage: www.elsevier.com/locate/vaccine

Adenoviral vector-based vaccine is fully protective against lethal Lassa fever challenge in Hartley guinea pigs



Alveolar macrophages phagocytose neutralized virus
Antibodies bind and inactivate virus
Infected cell
Lung epithelial cells
Alveolar macrophages phagocytose infected apoptotic cells
CD4+ T cells mediate immune response, interacting with CD8+ T cells; and with B cells leading to virus-specific antibody production
CD4+ T cell
CD8+ T cell
B cell
CD8+ T cells recognize viral peptides on the cell surface and eliminate infected cells: Cytotoxic response

SARS-CoV-2 - 2020



S-Fusion + N-ETSD

Non-Replicating Viral Vector Second Generation (E2b-Deleted) Human Adenovirus Type 5 (hAd5)



Coronavirus Vaccine Candidate: hAd5 S-Fusion + N-ETSD TCELLVACCINE Trial

hAd5: Cell Mediated Immunity Focus

CANCER hAd5 EXPERIENCE

Cancer – 2009-2013

hAd5 CEA

A Preliminary and Comparative Evaluation of a Novel Ad5 [E1-, Eb2-] Recombinant Based Vaccine Used to Induce Cell Mediated Immune Responses

Elizabeth S. Gabitzsch, Younong Xu, Andrea Amalfitano, and Frank R. Jones
Etubics Corporation, Seattle WA

Cancer CEA - 2010

hAd5 CEA

SHORT COMMUNICATION

Anti-tumor immunotherapy despite immunity to adenovirus using a novel adenoviral vector Ad5 [E1-, E2b-]-CEA

Multiple Antigens - 2019

The Oncologist
Clinical Trial Results

A Phase I Trial Using a Multitargeted Recombinant Adenovirus 5 (CEA/MUC1/Brachyury)-Based Immunotherapy Vaccine Regimen in Patients with Advanced Cancer

hAd5 CEA
hAd5 MUC1
hAd5 Brachyury

Neoepitope - 2019

hAd5 Neoepitope

Research Article
Cancer Immunology Research

Efficient Tumor Clearance and Diversified Immunity through Neoepitope Vaccines and Combinatorial Immunotherapy

QUILT Immunotherapy Trials - 2020

U.S. National Library of Medicine
ClinicalTrials.gov

QUILT-3.055: A Study of Combination Immunotherapies in Patients Who Have Previously Received Treatment With Immune Checkpoint Inhibitors

ClinicalTrials.gov Identifier: NCT03228667

hAd5 PSA
hAd5 CEA
hAd5 MUC1

ImmunityBio – March 2021

Summary Updated March 2021

Combined Immunotherapy Platforms Better Positioned to Treat Patients Expansive clinical-stage pipeline. 17 first-in-human molecules in 25 Phase II to III clinical trials across solid tumors, liquid tumors and infectious diseases. Breakthrough Therapy and Fast Track Designations for Anktiva for BCG-unresponsive NMIBC CIS. Differentiated technology and assets. Best-in-class combined discovery and development platforms for novel therapies and next-generation early-stage candidates across immunotherapy, neoepitopes and molecules enhancing allogenic and autologous NK and T-cell therapies. Cutting-edge cell manufacturing expertise and ready-to-scale facilities. GMP large scale adeno, protein and cell therapy manufacturing capacity. Extensive and seasoned R&D, clinical trial, and regulatory operations and development teams, will together occupy over 400,000 square feet of facilities. Completed merger between ImmunityBio and NantKwest. ImmunityBio has the scale that will allow us to advance development of more novel therapies in oncology and infectious diseases, and accelerate work on ImmunityBio’s unique COVID-19 vaccine.